UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 28, 2007
CALIFORNIA WATER SERVICE GROUP
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street
San Jose, California (Address of principal executive offices)		95112 (Zip Code)
(408) 367-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On November 28, 2007, the Board of Directors of California Water Service Group (the “Company”) adopted an amendment to the Company’s Restated Bylaws (the “Amendment”) amending the provision of the Restated Bylaws relating to the number of directors of the Company. The Amendment provides that the number of directors shall be not less than seven (7) nor more than eleven (11). Prior to the adoption of the Amendment, the Restated Bylaws provided that the number of directors shall be not less than nine (9) nor more than eleven (11). This description of the Amendment is qualified in its entirety by the actual language of the Amendment, as reflected in the Amended and Restated Bylaws attached as Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     We hereby furnish the following exhibit with this report:

Exhibit No.	Description
3.1	Amended and Restated Bylaws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: December 3, 2007	By: Name:	/s/ Martin A. Kropelnicki Martin A. Kropelnicki
	Title:	Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws